Exhibit 10.21

*	Material omitted pursuant to a request for confidential treatment and filed separately with the Commission

10/09/01 12:59 PM

Version 8

PROVISION OF CELLULAR TELEPHONY NETWORK

SERVICES AGREEMENT

between

MOBILE TELEPHONE NETWORKS (PROPRIETARY) LIMITED

Registration No. 1933/001411/07

(“MTN”)

and

TELIMATRIX (PROPRIETARY) LIMITED

Registration No: 1995/013858/07

(“the Company”)

1.	Parties

The parties to this Agreement are:

1.1.	Mobile Telephone Networks (Proprietary) Limited being a private company duly incorporated in accordance with the company laws of the Republic of South Africa which conducts business as a cellular telephony Network operator in South Africa; and

1.2.	Telimatrix (Proprietary) Limited being a private company duly incorporated in accordance with the company laws of the Republic of South Africa which conducts business as a manufacturer and/or distributor and supplier of certain technology including inter alia GSM location based products and services.

1.3	At the time of concluding this Agreement the Company had purchased WASP South Africa (Pty) Limited’s (“WASP”) business as a going concern. WASP was the company with which MTN dealt with extensively in the five (5) years preceding the Company’s purchase of WASP. WASP accordingly supplied the same services as referred to in this Agreement to its Customers which the Company has now taken over.

2.	Definitions and Interpretations

2.1.	In this Agreement, unless otherwise required or indicated by the context, the singular shall include the plural and vice versa and the masculine gender shall include all other genders and vice versa, natural persons shall include legal and juristic persons and vice versa.

2.2.	The headings used in this Agreement shall be deemed not to be part of the Agreement and. will not be taken into consideration in the interpretation or construction of this Agreement.

2.3.	In this Agreement, unless otherwise required or indicated by the context, the following expressions and words shall have the meanings assigned to them hereunder:

“Activation/Activated”	means the activation of a System SIM Card on to the Network thereby enabling it to be utilised on the Network;

“Agreement”	means this Agreement and all annexures hereto;

“Air Time Charges”	means the charges levied by MTN to its Customers for the utilisation of the cellular telephony air time on the Network in accordance with the tariffs lodged, from time to time, with ICASA as required by the License;

“Billing month”	means a period commencing at 0h00 on a particular date (determined by MTN from time to lime) of a calendar month and terminating at 23h59.59 on the day preceding such date of the following calendar month;

“Charges”	means the connection charges, monthly service charges, Airtime Charges and any other charges published by MTN from time to time in accordance with the License and/or which are payable by the Company to MTN, now or in the future, in consideration for the provision of the Network Services by MTN to the Company. A current detailed list of such charges is set out in annexure “B” hereto;

“Code of Practice”	means the Policies and Procedures manual annexed hereto as “A” which may be amended by MTN from time to time in accordance with the provisions of 5.2.8.1.2;

“Company”	means the party referred to in 1.2 above;

“Competing Third Party”	means any third party that, either now or in the future, competes with the business of MTN and includes in particular without limiting the generality of what is stated before, any third party that conducts business as a wireless telephony Network operator in the Republic or which makes such wireless telephony Network services available to subscribers as a Service Provider or otherwise;

“Control Station”	means a station managed by the Company or a Customer (as the case may be) from which the System Services are monitored and/or controlled;

“coverage area”	means those areas within the Republic of South Africa where MTN provides Network Services from time to time;

“Customer”	means any person who uses the System in terms of an Agreement with the Company or a third party nominated by the Company;

“Data Service”	means a service whereby data messages are able to be transmitted or received via the Network once a data enabled SIM Card has been activated on the Network;

“Date of Activation”	means the date upon which the System SIM Card is Activated for the first time on to the Network to enable it to be utilised on the Network for the purposes of sending and/or receiving, inter alia, a voice, SMS or data message;

“Date of Deactivation”	means the date upon which the System SIM Card is Deactivated on the Network in accordance with the procedures stipulated by MTN from time to time;

“Date of Termination”	means the date upon which the Company permanently deactivates a System SIM Card for use on the Network;

“Deactivation, Deactivate or Deactivated”	means the deactivation of an Activated System SIM Card from the Network thereby dis-enabling such System SIM Card from being used on the Network. Such Deactivation may, however, be reversed and unless the SIM Card is permanently disabled from use on the Network ie., terminated, such SIM Card is able to be re-Activated for use on the Network;

“Effective Date”	means 1 August 2000;

“Equipment”	means an item of GSM compatible equipment installed in property chosen by the Customer (which may either be owned, leased or otherwise possessed by the Customer) and in which a System SIM Card is installed to enable the Customer’s property to be monitored from a Control Station;

“ICASA”	means the Independent Communications Authority of South Africa or its successor;

“ICC”	means the International Card Configuration, being an identity number unique to each SIM card and pre-programmed into each SIM card by the manufacturer thereof at the point of manufacture;

“IMSI”	means the International Mobile Station Identity number being a number unique to each SIM Card;

“Information”	means the information set out in Annexure “G” hereto;

“License’’	means the license granted to MTN to install, operate and maintain a cellular telephony service within the coverage area including any successor or replacement thereof, a copy of which shall be supplied by MTN to the Company upon request;

“MSISDN”	means the Mobile Station International Subscriber Directory Number;

“Network”	means the public land mobile Network established and operated by MTN in the Republic;

“Network Services”	means those GSM telecommunication services made available from time to time by MTN to the Company via the Network pursuant to the activation by the Company of a System SIM Card on the Network in accordance with the provisions of this Agreement;

“Republic”	means the Republic of South Africa as constituted on the Effective Date;

“Second Date of Activation”	means the date upon which the System SIM Card is Activated on the Network for the second time and subsequent to an initial suspension;

“SIM Card”	means a Subscriber Identification Module (incorporating an ICC and IMSI) which, when activated and used in conjunction with an item of Equipment, connects to the Network and provides the user with access to the Network Services;

“SMS”	means a short message service which is a service whereby up to 160 (or such other number as may be determined by MTN from time to time) characters of information may be transmitted or received by the System via the Network to or from a Control Station;

“Suspension/Suspend”	means the suspension of a System SIM Card from use on the Network which suspension is able to be lifted by the Company thereby allowing the System SIM Card to be un-suspended on the Network in accordance with the provisions of this Agreement;

“System”	means a fleet and/or asset management, vehicle tracking, or remote positioning system whereby a customized telemetry device is installed in such vehicle or asset and which is utilised by the Company to provide System Services to its Customers;

“System Services”	means the fleet and/or asset management, vehicle tracking and/or remote positioning services provided by the Company to the Customers. For the avoidance of doubt, this does not include any telephony services which can he provided by communication to a commercially available hand held cell phone and in particular, but without limitation, positioning services for the purpose of supplying cell phone users with any information not strictly related to vehicle/ asset positioning and/or tracking and/or recovery;

“System SIM Card”	means a SIM Card purchased by the Company from MTN and which the Company shall utilise only in the System;

“Voice activated SIM Card”	means a SIM Card which is enabled with a facility whereby voice messages are able to be transmitted or received via the Network once such SIM Card has been Activated on the Network. For the avoidance of doubt, such voice message services may only be utilised by the Company in the sting one lines referred to in 10 below;

WASP	means WASP South Africa (Pty) the Company whose business was purchased by the Company and to which MTN supplied SIM Cards, Network Services and information for a period of approximately five (5) years prior to Matrix purchasing WASP’s business.

2.4.	Subject to the provisions of 23.8, this Agreement shall be binding on and enforceable by the legal successors or permitted assigns of a party as fully and effectively as if they had signed this Agreement in the first instance and reference to any party shall be deemed to include such party’s legal successors or permitted assigns as the case may be.

2.5.	The annexures or schedules attached to this Agreement form part hereof and words and expressions defined in this Agreement shall, unless the context otherwise indicates, bear the same meanings in such annexures or schedules.

2.6.	Any provision of the definitions in 2.3 above which is a substantive provision conferring rights or imposing obligations on a party, shall be given effect to as if it were a substantive provision in the body of this Agreement.

2.7.	The expiration or termination of the Agreement shall not effect those provisions of this Agreement which expressly provide that they will operate after such expiration or termination, or which of necessity must continue to have effect after such expiration or termination, notwithstanding that the clauses themselves do not expressly provide for this.

3.	Introduction

3.1.	The Company has developed or acquired the System which utilises the Network to transmit and receive signals transmitted between the Equipment and the Control Stations for the purpose of providing System Services to its Customers.

3.2.	In order to enable the Equipment to transmit and receive signals via the Network and in order to properly operate the system, the Company requires access to the Network through an activated System SIM Card as well as the supply of certain information from MTN in order to position and/or track and/or recover assets in which the System has been installed with the intention of utilising such System on a long term (as opposed to a temporary) basis. For the purpose of this Agreement “long term” shall mean installation of the Equipment into a vehicle/asset as a fixture with the intention that such fixture remains in such vehicle/asset for a period of at least three (3) consecutive months.

3.3.	Accordingly, the Company wishes to purchase System SIM Cards from MTN and make use of the Network Services and to on-lease the use of such System SIM Cards and Network Services to the Customer to enable the Customer and/or the Company to operate the System, The Company also wishes to utilise certain information which MTN shall supply to it for the purposes referred to in 3.2 above.

3.4.	The parties wish to record that prior to the signature of this Agreement, the Company had, by virtue of WASP’S previous relationship with MTN, obtained System SIM Cards, Network Services and Information from MTN on the basis of an oral agreement concluded between the parties. It is the parties intention that, unless otherwise stipulated in writing , the terms and conditions set out in this Agreement shall, with effect from the Effective Date, supercede any terms and conditions contained in any prior agreement, whether oral or written, which may have been concluded between the Company and MTN and/or MTN and WASP and in particular, the aforementioned oral agreement. Accordingly, any such earlier agreements shall cease to have any further force or effect with effect from the Effective Date.

3.5.	The parties wish to record their respective rights and obligations regarding the aforementioned matters.

3.6.	The parties wish to further record that the provisions of this Agreement pertain to the provision of Information, the purchase and supply of System SIM Cards and the use of SMS, data and limited voice services for use in the System only. Accordingly, nothing contained in this Agreement shall be deemed to authorize the Company to sell to Customers any of the other cellular telephony products and services available from MTN or its Service Providers or utilise the System SIM Card, Network Services and/or Information in any other manner unless MTN’s prior written agreement has been obtained. Accordingly, the Company shall not be entitled to utilise such services and/or Information for, inter alia, the tracking and/or positioning and/or monitoring and/or providing information and/or services, in any manner, of or relating to any human beings, animals or any other items not specifically allowed for in this Agreement.

4.	The commencement and duration

Irrespective of the date upon which the parties sign this Agreement, this Agreement shall commence on the Effective Date and shall continue indefinitely until terminated by either party on three hundred and sixty five (365) days written notice to the other or unless terminated by either party in accordance with the provisions of 15, provided that neither party shall be entitled to give such notice of termination prior to an expiration of twelve (12) months from the date upon which this agreement is signed by MTN.

5.	Provision of System SIM Cards, MSISDN’s, and Network Services

5.1.	MSISDN’s

Simultaneously with the purchase of the System SIM Cards by the Company from MTN, MTN will make MSISDN’s available to the Company for allocation by the Company, together with the System SIM Cards, to the Customers on the basis that:-

5.1.1	MTN will select and make MSISDN’s available to the Company which MSISDN’s will be listed in a computer printout delivered to the Company by MTN simultaneously with the delivery of the System SIM Cards ordered by the Company;

5.1.2	MTN hereby licences the Company to allocate such MSISDN’s, together with the corresponding System SIM Cards, to the Customers throughout the term of this Agreement;

5.1.3	if MTN, in its sole discretion, considers it necessary to do so for MTN’s operational or business requirements, then MTN will be entitled at any time to withdraw, amend, change, alter or vary any or all of the MSISDN’s which have been allocated to the Company in terms of 5.1.1. on 30 days notice to the Company and provide the Company with alternative MSISDN’s.

5.2	Ordering

Subject to availability and stock limitations, MTN or its nominated agent, will supply to the Company the number of System SIM Cards ordered by the Company from MTN from time to time in accordance with the provisions of this Agreement and more specifically in accordance with the provisions set out below:-

5.2.1	Ordering Procedure

5.2.1.1	All System SIM Card orders shall be placed by the Company in writing, by facsimile to a number stipulated by MTN from time to time, on the standard order form supplied to the Company by MTN from time to time;

5.2.1.2	Each System SIM Card order placed by the Company pursuant to this Agreement shall include the Company’s requested delivery date and the address to which such System SIM Cards should be delivered by MTN;

5.2.1.3	Each System SIM Card order shall be subject to the terms and conditions set out in this Agreement notwithstanding anything to the contrary contained in or referred to on the relevant System SIM Card order and to the exclusion of any other terms and conditions in any document or other form of communication used by the Company;

5.2.1.4	No System SIM Card order shall be binding on MTN unless and until accepted by MTN or its nominated agent, by way of written notice to the Company.

5.2.2	Delivery

5.2.2.1	Save to the extent provided below, MTN shall use its reasonable endeavours to supply System SIM Cards on or before the delivery date(s) referred to in the applicable System SIM Card order.

5.2.2.2	Notwithstanding the provisions of 5.2.2.1, the Company acknowledges that any dates and times specified by MTN to the Company for delivery of System SIM Cards ordered by the Company are estimates only. Accordingly, MTN shall not be liable for any claims, damages, costs, losses or other expenses sustained or incurred by the Company arising directly or indirectly as a result of delivery not being made on or before such dates and times for any reason whatsoever. The Company shall not be entitled to refuse to accept delivery of any System SIM Cards as a consequence of any delay unless such delivery takes place after the expiration of a period of thirty (30) calendar days from the day on which MTN or its nominated agent, accepted the order in accordance with the provisions of 5.2.1.4 above.

5.2.2.3	All risk in and to any System SIM Card supplied by MTN to the Company shall pass to the Company upon delivery thereof by MTN or its authorised carrier to the delivery address nominated by the Company and specified on the applicable System SIM Card order as referred to in 5.2.1.2 above. For the purposes of this 5.2.2.3, delivery shall mean the physical delivery of the system SIM Cards by MTN to the Company.

5.2.2.4	Forthwith following the delivery by MTN or its authorised carriers of System SIM Cards, the Company shall return to MTN or its authorised carrier, an acknowledgement of receipt, in the form of MTN’s official despatch note, signed and dated by an authorised representative of the Company. In the event that an authorised representative of the Company refuses to or is unable for any reason to sign the acknowledgement of receipt as aforementioned, MTN or its authorised carriers shall not be obliged to deliver the System SIM Cards to the Company and shall be entitled to return such System SIM Cards to MTN’s warehouse in Midrand, Gauteng or any other warehouse utilised and selected by MTN. MTN shall not be liable to the Company in any way for such non-delivery of the System SIM Cards. The Company shall not be entitled to cancel the order by virtue of such non-delivery and in addition shall be obliged to pay MTN for the charges incurred by MTN for re-delivering the System SIM Cards to the Company at a later stage. Receipt by MTN of a signed despatch note shall be prima facia proof of delivery and no claims for shortages will be accepted or considered by MTN thereafter.

5.2.3	Activation

5.2.3.1	Each System SIM Card supplied by MTN to the Company in terms of this Agreement shall be pre-programmed with an IMSI and an ICC.

5.2.3.2	The Company shall be entitled to Activate a System SIM Card supplied to it by MTN at any time in accordance with the provisions of the Code of Practice.

5.2.3.3	*

5.2.4	Price and Payment

In addition to the Charges referred to in 5.2.3.3 above, and in respect of each System SIM Card ordered by the Company and delivered by MTN during the term of this Agreement, the Company shall pay to MTN or its nominated agent, such sum for each System SIM Card as may be determined by MTN from time to time, such sum to be payable within thirty (30) days of the date of MTN’s monthly statement in the relevant amount, which statement will be issued by MTN within 15 days of the last day of every calendar month subsequent to the month in which the system SIM Card was delivered. The amount payable by the Company to MTN for the purchase of a System SIM Card shall be no more than the tariff amount registered by MTN with ICASA in accordance with the provisions of the License.

5.2.5	Title

5.2.5.1	The supply of a System SIM Card by MTN to the Company pursuant to this Agreement shall, subject to the payment by the Company of the sum(s) referred to above, constitute a transfer of title to the Company in the physical material constituting such System SIM Card only. Accordingly, nothing contained in this Agreement shall be construed as vesting in the Company any right, title or interest in the software, the IMSI, or the ICC contained in each System SIM Card, on the basis that the Company is only licensed by MTN to use the same with effect from delivery of each System SIM Card in accordance with the terms of this Agreement.

5.2.5.2	The Company shall not and shall not knowingly permit any other person to reverse engineer, decompile, modify or tamper in any way with the software, the IMSI or ICC contained within any System SIM Card. In the event that MTN has reason to believe that any software and/or the IMSI and/or the ICC contained in any System SIM Card has been modified or tampered with in any way (other than by MTN or its authorised agent), MTN shall have the right, to immediately suspend the provision of the Network services to the holder of such System SIM Card pending an investigation of any such belief.

5.2.5.3	The Company indemnifies and holds MTN harmless from and against any loss, claim, harm, expense or damages suffered or sustained by MTN and arising, directly or indirectly out of its Suspension of the Network Services or any of them pursuant to 5.2.5.2 and/or 5.2.5.4. The provisions of this clause shall, in the

* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

case of clause 5.2.5.2, only apply where the result of MTN’s investigation provides reasonable proof, inference or probability that the Company has breached the provisions of 5.2.5.2 above.

5.2.5.4	In addition to 5.2.5.2 above, in the event that MTN discovers, to its reasonable satisfaction that any software and/or the IMSI and/or ICC contained in a System SIM Card has been modified or tampered with in any way in contravention of 5.2.5.2 above, MTN shall be entitled forthwith, on the giving of written notice to this effect to the Company, to Deactivate such System SIM Card and the IMSI contained therein from the Network. Such Deactivation shall be without prejudice to any other rights afforded to MTN.

5.2.6	Warranty

If within a period of twelve months following the date of delivery to the Company, a System SIM Card fails, due to any malfunction which is attributable to an error in the manufacture or programming of the System SIM Card, MTN shall replace the System SIM Card free of charge to the Company as soon as reasonably practicable after being notified in writing of such malfunction by the Company whereupon the malfunctioning System SIM Card shall be returned forthwith by the Company, at its own cost, to MTN. Upon the issue of a replacement System SIM Card, risk and title in the physical material comprising the malfunctioning System SIM Card shall revert to MTN.

5.2.7	Replacement System SIM Cards

5.2.7.1	Notwithstanding 5.2.6., the Company may, at any time, request MTN to supply a replacement System SIM Card. The price of any such replacement System SIM Card as well as the activation/ connection thereof shall be determined by MTN in accordance with the relevant tariff amounts applicable at the time of such replacement and all replacement System SIM Cards shall be supplied by MTN upon and subject to the terms and conditions of this Agreement.

5.2.7.2	If a replacement System SIM Card is issued to the Company pursuant to 5.2.6. above, the Company shall not be liable to pay a connection charge to MTN in respect of the initial Activation of such System SIM Card to the Network.

5.2.8	Connections

5.2.8.1	Access to the Network

5.2.8.1.1

Where MTN agrees to provide the Company with access to the Network and/or to any systems attached or connected to the Network in order to obtain the Information, facilitate the Activation, Deactivation and/or Suspension of such System SIM Cards or administration of the accounts or records of Customers or the System Services (“the services”), the Company shall at all times comply with such procedures and directions as MTN , in its discretion, may, in addition to those contained in the Code of Practice, specify in writing from time to time. For the avoidance of doubt, MTN shall not be obliged to provide the Company with any access to the Network and/or its system other than the access which MTN considers necessary for the Company to Activate, re-Activate, Deactivate, suspend and/or unsuspend System SIM Cards, to obtain the relevant call data records to enable the Company to bill its Customers and to obtain the Information. In supplying the Company with such access to the Network and/or the systems as aforesaid, MTN shall use all reasonable endeavours to ensure that this results in the Company obtaining the services as expeditiously as possible. MTN shall not, however, be responsible for any delays incurred or caused by circumstances beyond its control.

5.2.8.1.2	MTN expressly reserves the right, at any time, to vary any procedures and/or directions specified by MTN pursuant to 5.2.8.1.1 above by giving not less than 30 days’ notice in writing to the Company and any such variation shall become effective immediately following the expiry of such notice period. MTN shall only be entitled to exercise the rights afforded to it in this 5.2.8.1.2, in the event that it adopts a general policy in relation to other parties and entities with which it has contracted and to which such variations of procedures and/or directions are also relevant or applicable. In the event that such variations of procedures and/or directions are only relevant to the Company then MTN shall, notwithstanding the aforesaid, be entitled to vary such procedures and/or directions provided that it does so in consultation with the Company.

5.2.8.1.3	Any procedures and directions specified by MTN in accordance with 5.2.8.1.1 and 5.2.8.1.2 above shall be deemed to have been incorporated into this Agreement and any failure by the Company to comply with such procedures and directions shall constitute a breach of this Agreement.

5.2.8.2	Interfaces

5.2.8.2.1

If the Company wishes to link or connect any of its administrative systems to the Network, and/or any other system attached or connected to the Network MTN shall, as soon as reasonably practicable following the date of any written request by the Company and subject to 5.2.8.1.1, furnish the Company with details of any necessary interfaces in order to facilitate such connection for the purpose only of enabling the Company to provide the System Services, Activate, De-activate and/or Suspend System SIM Cards, to obtain the Information, or to otherwise administer the accounts or records of Customers. The charges associated with such links, connections and/or interfaces shall be for the Company’s account and MTN shall be entitled to charge the Company therefor. For the avoidance of doubt, as at the signature date of this Agreement, the Company is not required to pay any such charges for any connections and/or links in place at the date of signature by the Company. Any charges to be incurred for links and/or connections installed after signature of this Agreement shall be agreed to by the parties at the time that such links and/or connections are requested and failing such agreement MTN shall not be obliged to allow and/or supply such link and/or connection.

5.2.8.2.2	Notwithstanding 5.2.8.2.1 or the provisions contained in the Site and Services Agreement which the parties intend concluding simultaneously with the signature of this Agreement, MTN shall not be obliged to connect any administrative systems of the Company’s not connected at the date of signature of this Agreement by MTN and referred to in 5.2.8.1.1 if MTN, in its reasonable opinion, considers that such connection will not be technically, operationally or financially viable for MTN or if such connection would necessitate or require any alteration or modification to the Network and/or any other system(s) attached or connected thereto in any way.

5.2.8.2.3	Nothing contained in this clause 5.2.8.2 shall be construed as vesting in the Company any title, or intellectual property right or any other right whatsoever in any interfaces furnished to the Company pursuant to the provisions of this clause 5.2.8.2 or the Information as supplied in accordance with the provisions of 5.2.8.1 and 6. It shall be the Company’s responsibility to obtain the right to use any intellectual or immaterial property right vested in a third party and which, is incorporated in any interface specified by MTN and to pay for any expenses incurred in effecting and/or establishing such interfaces.

5.2.8.3	Links

5.2.8.3.1	In addition to the provisions contained above, if MTN permits the connection of any of the Company’s administrative systems to the Network and/or any other system attached or connected thereto for the purposes referred to above, it shall be the responsibility of the Company to, inter alia, provide, operate and maintain any telecommunications circuit or interface necessary to effect such connection at its own cost and expense.

5.2.9	Provision of the Network services

5.2.9.1	Subject to the terms and conditions of this Agreement, MTN shall use its reasonable endeavours to provide and maintain the availability of the Network Services to the Company throughout the coverage area.

5.2.9.2	Nothing contained in this Agreement shall be construed as placing any obligation on MTN to provide or to continue to provide the Network Services to the Company if the Company fails at any time to satisfy MTN as to the Company’s reasonable competence to provide the System Services contemplated in this Agreement to its Customers in a proper and efficient manner and in accordance with the provisions of this Agreement, the Licence, and the Code of Practice. In this respect, MTN shall have the right at any time, on reasonable notice to the Company, to:-

5.2.9.2.1.1	require the Company to provide, in an expeditious manner, financial, marketing, commercial, operating and other information, which may include a detailed business plan to, inter alia, enable MTN to conduct a full and detailed due diligence of the Company, the costs of which shall be for MTN’s account. MTN undertakes to conduct such due diligence with as little disruption to the Company’s business as possible and shall treat such information as confidential; and

5.2.9.2.1.2	inspect the operations of the Company at its business premises;

to the extent reasonably necessary to satisfy itself of the Company’s ability to perform its obligations, on an ongoing basis in respect of, the License and the Code of Practice in accordance with the provisions of this Agreement and to meet the minimum requirements referred to herein.

5.2.9.3	MTN shall be entitled, at any time, and without liability to the Company or any third party, to modify, expand, improve, maintain or repair the Network or the Network. Services notwithstanding that this may require suspending the operation of the Network or its provision of the Network Services.

5.2.9.4	MTN shall use its best endeavours to provide the Company with advance notice of any such Suspension and to minimise the duration thereof in so far as this is reasonably practicable.

5.2.9.5	MTN may at any time establish procedures and arrangements, in consultation with the Company, in relation to, inter alia, procedures relating to stolen equipment and/or System SIM Cards and the Company agrees that it will comply with and implement, as soon as reasonably practicable, such procedures and arrangements at its own cost and expense.

6.	Supply of Information

6.1	For the duration of this Agreement, MTN shall supply the Company with the Information in accordance with the terms and conditions contained below:-

6.1.1	The Information supplied by MTN to the Company shall be limited to the Information contained in Annexure G hereto;

6.1.2	Such information shall be supplied by MTN to the Company in the manner stipulated by MTN from time to time;

6.1.3

All such Information is proprietary to MTN and the Company shall not be entitled to utilise such Information for any purposes other than those contained in this Agreement and in particular to provide the System Services to its Customers. In addition, but without derogating from the generality of the above, the Company shall not be entitled to, directly or indirectly, pass such Information on to any third party without MTN’s prior written approval which MTN may grant or refuse in its discretion. In this instance, a third party shall mean any party other than the Company and includes any division, department or group within the Company that is not directly involved in the supply of the System Services to Customers;

6.1.4	The Company shall adhere to the strictest standards possible to ensure that this Information remains confidential and acknowledges that any misuse of such information by the Company and/or utilisation of such information by an unauthorized third party could be severely detrimental and prejudicial to MTN and that MTN may incur substantial damages should this occur.

6.2	The Company acknowledges that MTN does not warrant the accuracy of the Information and accordingly shall have no claim against MTN and/or its subsidiaries and/or its affiliate companies, directors and/or employees as a result of the Company and/or any third party suffering any damages by virtue of the Information being incorrect in any way. MTN shall, however, use its best endeavours to ensure that its systems operate in such a manner as to provide correct Information.

6.3	The parties wish to record that MTN has, in the past, supplied the Information to WASP and shall, for the foreseeable future, supply the Information to the Company, at no charge, The parties agree that in the event that MTN develops a system whereby the information can be translated and/or amalgamated and/or utilised by MTN in such a way as to provide the System Services, as was previously done by WASP, the parties shall, in good faith and within a reasonable time of being called on to do so, meet to in good faith negotiate the possibility of MTN supplying such services (as opposed to the Information) to the Company and the terms and conditions upon which such services will be supplied including the cost thereof.

6.4	*

7	Forecasts of System SIM Cards

7.1	In order to assist MTN in maintaining sufficient stock levels, to ensure the timeous and proper supply of System SIM Cards to the Company, the Company shall provide MTN with quarterly forecasts of the quantity of System SIM Cards which the Company anticipates requiring. The first quarter shall commence upon the first day of the month immediately proceeding the date of signature of this Agreement by the Company.

7.2	MTN may, but shall not be obliged, to utilise such forecasts to procure the necessary System SIM Cards from the manufacturers or suppliers and similarly such forecasts shall not constitute an order on the Company’s behalf.

* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

8	The Company’s undertakings

8.1	In addition to the provisions contained above, the Company undertakes for the duration of this Agreement:

8.1.1	to set up the required mechanisms and procedures, including the purchase and operation of such hardware and software as may be required for the implementation of the provisions of this Agreement at its own cost;

8.1.2	to co-operate with MTN and do whatever may be necessary and incumbent upon it to ensure the successful implementation of this Agreement;

8.1.3	not to do anything that damages the good name and reputation of MTN. Similarly, MTN undertakes not to do anything that damages the good name and reputation of the Company;

8.1.4	to attend to any and all Customer queries or complaints in a prompt and courteous manner and to use its best endeavours to ensure that the Customers to whom the System SIM Cards and System Services are to be or have been supplied by the Company do not approach MTN directly with Customer queries. In the event of MTN rendering any Customer support services, MTN shall be entitled to charge for such services at rates published to the Company from time to time.

8.2	The Company shall not be entitled to utilise or display any mark or logo which is proprietary to or licensed by MTN, whether such marks and logos are registered or unregistered, unless MTN’s prior written permission has been obtained. Any use of such marks or logos shall be strictly in compliance with MTN’s directions as provided for from time to time;

8.3	The Company acknowledges that it enters into this Agreement as principal and not as agent on behalf of the Customers and accordingly that all obligations contained in this Agreement shall be obligations which the Company itself shall be obliged to fulfil. Furthermore, the Company shall be responsible and liable for any breach of the provisions of this Agreement resulting from the Customer’s, their employees and/or agents acts or omissions.

8.4	The Company shall stipulate in its agreement with the Customer that the Company may, upon written notice, cede and assign its rights and obligations contained in such Agreement to a nominated third party.

8.5	*

8.6	The Company undertakes to, within ten (10) days of MTN’s written request to do so, provide MTN with a detailed list of the MSISDN’s of those System SIM Cards which have been Deactivated by the Company as well as detailed reasons why such System SIM Cards have been Deactivated.

* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

8.7	The Company shall, as security to MTN for payment of amounts due and payable by the Company to MTN and, within thirty (30) days of the Date of Signature, allow MTN to either register a general notarial bond over its entire debtors book or require the Company to provide some other form of security acceptable to MTN which bond or security shall be provided on terms and conditions acceptable to MTN. * The conclusion of this Agreement shall be conditional upon the effective registration of such bond or supply of security within thirty (30) days of the last party signing this Agreement. The costs associated with registering the special notarial bond or supply of security shall be for MTN’s account, In the event of MTN perfecting the rights accorded to it in the special notarial bond, the costs relating to such perfection shall be for the Company’s account. Should the Company not comply with the provision of this 8.7 for any reason, such failure shall be deemed to constitute a material breach of this Agreement. MTN shall provide the necessary cooperation and assistance to the Company in order to allow the Company to fulfil its obligations contained in this 8.7.

8.8	The Company shall, within thirty (30) days of MTN so requesting it, submit to MTN a comprehensive business plan. This business plan shall indicate the anticipated business to be conducted by the Company on a quarterly basis for the twelve (12) month period in question.

9	Charges payable by the Company for System SIM Card Activations, Deactivations and/or Suspensions and Network Services

In addition to the provisions of 5.2.3.3 and 5.2.4 above, the Company shall be liable to MTN for payment of all Charges incurred by the Company as a result of the Activation, Deactivation and/or Suspension of the System SIM Cards on the Network as well as the utilisation of the Network Services. Such Charges are currently set out in Annexure “B” hereto and may be varied by MTN upon written notice to the Company. Such charges shall be paid by the Company without setoff or deduction within thirty (30) days of the statement date which statement shall be issued by MTN on a monthly basis in accordance with the provisions of 5.2.4.

10.	*

* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

11	*

12.	*

13.	Compliance with all Laws

13.1	The Company shall:

13.1.1	at its own cost, observe all relevant legislation and comply with any directions made by any competent regulatory authority concerning the fulfillment of its obligations in terms of the matters contemplated in this Agreement; and

* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

13.1.2	not use or knowingly allow others to use the Network services for improper, immoral or unlawful purpose; and

13.1.3	not act or omit to act in any way likely to injure or damage any person, property or the Network or cause the quality of the Network Services to be impaired or interrupted in any manner whatsoever.

13.2	The Company further undertakes:

13.2.1	to provide MTN with such information and co-operation as may be required by MTN so as to facilitate:

13.2.1.1	the efficient operation and maintenance of the Network; and

13.2.1.2	compliance with any Licence or regulatory conditions which may be applicable to the subject matter of this Agreement; and

13.2.2	to comply at its own cost with any directions issued by MTN insofar as they relate to compliance with the provision of any applicable Licence or regulatory conditions, the use or promotion of Network Services, or the supply, storage or use of System SIM Cards.

13.3	MTN warrants that, at the time of signing this Agreement, it is duly licensed to provide the Company with System SIM Cards and the Network Services.

14.	Disputes

14.1	If any dispute arises between the parties in connection with, this Agreement or its subject matter which cannot be resolved amicably by the parties, the parties and their legal representatives will promptly meet to consider whether there is a possibility of resolution by mediation or conciliation.

14.2	If both parties cannot agree to refer the dispute to mediation or conciliation, the parties will promptly consider whether to refer the dispute to arbitration.

14.3	If the parties agree to refer the dispute to arbitration, the rules of arbitration will unless otherwise agreed, be the rules of the Arbitration Act in force at the time of referral of the dispute to arbitration and the arbitration will be conducted in accordance with the provisions of the Arbitration Act, No. 42 of 1965.

14.4	If the parties do not agree to refer the dispute to arbitration, they shall be entitled to proceed to litigation in the courts.

14.5	In the event of either party’s failure to make any payments due to the other timeously, the provisions of clauses 14.1 to 14.4 shall, at that party’s election, not apply and such party may immediately proceed to litigation in the courts.

14.6	Nothing in this clause shall prevent any party from obtaining interdict relief in the courts pending the outcome of or pending the consideration of alternative dispute resolution procedures nor from exercising its rights as set out in clause 15 below.

14.7	The provisions of this clause shall survive termination of this Agreement.

15.	Breach and termination

15.1	Notwithstanding the provisions of 4 above, if a party:

15.1.1	commits a material breach of any provision going to the root of this Agreement (including a failure to pay by due date) and fails to remedy the breach within fourteen (14) days of receipt of a written notice to do so, provided that if the breach can reasonably be remedied within a shorter period, the party giving the notice may specify that shorter period in the notice and the party in default shall remedy the breach within that shorter period; or

15.1.2	commits a breach of this Agreement which breach does not in itself constitute a material breach, then the breaching party shall be obliged to remedy the breach within fourteen (14) days of receipt of a written notice to do so and failing such rectification, the provisions of 14 shall apply. Furthermore, in the event, that either party continuously or repetitively commits breaches which are in themselves not material to the Agreement, but, by virtue of the repetitive nature of such breaches amount, in the non-breaching party’s reasonable opinion, to a material breach, then such breach shall be deemed to be a material breach and the non-breaching party shall be entitled to the remedy afforded in 15.1.1. and 15.3; or

15.1.3	takes steps to place itself, or is placed, in liquidation, either voluntarily or compulsorily, or under judicial management whether provisionally or finally; or

15.1.4	commits an act which could be an act of insolvency (as defined in the Insolvency Act from time to time) if committed by a natural person; or

15.1.5	fails to satisfy judgement against that party within 10 days after that party becomes aware of the judgement, except that if the party provides evidence on an ongoing basis to the reasonable satisfaction of the other party that steps have been initiated within 10 days to appeal, review or rescind the judgement and to procure Suspension of execution and that such steps are being expeditiously pursued, the period of 10 days shall run from the date that judgement becomes final or the attempt to procure the Suspension of execution fails;

that party shall be in default.

15.2	The Company shall be in breach of its obligations if:-

15.2.1	There is a change in management or ownership occurring in any person, body or entity who/ which has stood as surety or security for the Company’s obligation to MTN and such surety has not been replaced by a financial guarantee in a form and manner acceptable by MTN; or

15.2.2	If such person, body or entity which has stood as surety for the Company’s obligations is placed under provisional or final liquidation or interim or final receivership or judicial management or if that party has become insolvent or compromises or attempts to compromise its creditors;

15.2.3	then MTN shall be entitled to exercise the rights afforded to it in 15.1 and 15.3.

15.3	If a party is in default, the other party (the “aggrieved party”) shall be entitled, in addition to other remedies afforded to it in law, to:

15.3.1	cancel this Agreement in which event the aggrieved party shall be entitled to claim damages; or

15.3.2	uphold this Agreement, in which event the full balance owing, and all other obligations owed, by the party in default shall, at the option of the aggrieved party, become immediately due, payable and enforceable.

15.4	In the event of the License terminating for any reason or the regulations applicable to MTN and/or the telephony industry change to the extent that MTN’s position and/or ability to perform its obligations as required in this Agreement, is affected then, MTN shall be entitled to immediately serve notice of its intention to terminate this Agreement. The notice period of such termination notice shall be reasonable in the circumstances. Such termination by MTN shall not constitute a breach of the Agreement by MTN.

15.5	In addition to the above, in the event that the Company:-

15.5.1	has a change in shareholdings such that existing shareholders (being shareholders of the Company as at the signature date and proof of which shall be supplied by the Company simultaneously with the signature of this Agreement) no longer own and/or control more than 50% of the issued shares of the Company, OR

15.5.2	the existing shareholders enter into such agreement that they no longer have management control of the Company;

without MTN’s written consent, which consent shall not be unreasonably withheld, then MTN shall be entitled to terminate this Agreement on ninety (90) days written notice to the Company. For the purposes of this 15.5, in the event that MTN does not revert with its consent or the withholding thereof, within twenty (20) business days of request by the Company, MTN shall be deemed to have given its consent.

15.6	Without derogating from any of the provisions referred to above, in the event that any Competing Third Party becomes a shareholder of the Company, without MTN’s prior written consent, which consent shall be given or refused in MTN’s sole discretion and which shall be notified by MTN to the Company within twenty (20) days of the Company’s written request, then MTN shall be entitled to terminate this Agreement on sixty (60) days written notice to the Company. Such termination shall be without prejudice to MTN’s rights.

16.	*

17.	Consequences of termination

17.1	Termination of this Agreement for any reason shall be without prejudice to any claims or remedies accrued to either party immediately prior to the date of termination. All amounts owing by any party to the other in terms of this Agreement shall become immediately due and payable.

17.2	Upon termination of this Agreement for any reason:

17.2.1	MTN shall be entitled to immediately Deactivate any or all System SIM Cards and MSISDN’s supplied to the Company pursuant to this Agreement. The Company hereby indemnifies MTN against any claims, losses, expenses and liability howsoever arising from such Deactivation;

17.2.2	the Company shall immediately discontinue the allocation of any System SIM Cards and MSISDN’s to Customers or potential Customers;

17.2.3	any amounts due by either party to the other shall immediately become payable;

17.2.4	the Company shall immediately cease to use or display any marks or logos, whether registered or unregistered, which are proprietary to MTN and shall make or cause to be made the necessary changes to its promotion and advertising material, to the satisfaction of MTN;

17.2.5	*

17.2.6	the Company shall, within thirty (30) days of MTN so requesting it, return any System SIM Card and MSISDN which have not been allocated to Customers and which are in the Company’s control and/or possession,

17.3	the Company, shall return any and all copies/ originals (whether in hard or soft format) of any confidential information obtained from MTN, including the Information, to MTN within thirty (30) days of

* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

the termination date and the Chief Executive Officer and/or managing Director of the Company shall, within the same time period, confirm in writing that such information has been returned.

17.4	Provisions of this clause 17 shall survive any termination of this Agreement.

18.	Force majeure

Neither party shall he liable under this Agreement if and so far and so long as either or both of them are prevented from carrying out the same by “force majeure”, that is to say an act of God, act of war, warlike operations, civil commotion, strikes or any industrial action whatsoever, fire, tempest or any other cause or happening beyond its control.

19.	Liability and indemnity

19.1	MTN shall not be liable to the Company or any Customer for any loss, claim, action, expense, damage or injury suffered or sustained by the Company or the Customer whatsoever and howsoever arising pursuant to or as a result of the Company’s possession of or onward supply to any Customer or any third party of System SIM Cards, the Network Services, the System and/or System Services or arising in any way as a result of this Agreement, whether direct or indirect, consequential or contingent and whether foreseeable or not. In particular, MTN will not be liable for any financial loss, loss of business, profit, saving, revenue or goodwill suffered or sustained by the Company howsoever arising.

19.2	Save to the extent expressly provided in this Agreement, MTN makes no warranties or representations whatsoever in respect of the System SIM Cards, Equipment and/or Network Services or Information supplied by it to the Company in terms of this Agreement. All other statutory, express, implied or tacit terms and condition or warranties are excluded.

19.3	The provisions of this clause 19 shall survive any termination of this Agreement for any reason.

19.4	The Company shall ensure that, within ninety (90) days of it signing this Agreement, it advises its Customers in writing that MTN is not a party to the agreement between the Customer and the Company and that MTN shall not be liable for any loss or damaged suffered by the Customer in any manner whatsoever as a result of such a agreement and that MTN shall be entitled to suspend the Network Services at any time in order to effect repairs and/or conduct maintenance operations on the Network and that MTN shall not be liable for any loss or damage suffered by the Company and/or the Customer as a result of such suspension.

20	Value-added tax

Unless otherwise stipulated, all prices referred to in this Agreement are indicated as exclusive of VAT. Accordingly, MTN shall be entitled to add VAT, at the applicable rate, to any price levied by it in terms of this Agreement, which VAT will be for the account of the Company.

21	Confidentiality and disclosure

21.1	For the purposes of the provisions of this clause 21, “confidential information” shall mean without limitation any customer, technical, commercial, scientific information, the Information, know how, trade secrets, process, designs, drawings, technical specifications and data in whatever form, as well as the provisions of this Agreement and its Annexures which were disclosed to the receiving party pursuant to the provisions of this Agreement.

21.2	The parties undertake to treat the confidential information with the utmost care and not to disclose such information to third parties or use it for any purpose other than that for which it was disclosed without the other parties prior written consent.

21.3	The obligations of the parties set out in 21.2 above shall not apply to any confidential information that:-

21.3.1	is known to, or in the possession of the receiving party, prior to disclosure thereof by the disclosing party;

21.3.2	is or becomes publicly known otherwise pursuant to a breach of the provisions of this clause by the receiving party;

21.3.3	is developed independently by a party in circumstances that do not amount to a breach of the provisions of this clause 21.

21.3.4	is disclosed by the receiving party to satisfy an order of court of competent jurisdiction or to comply with the provisions of any law or regulation enforced from time to time; provided that, the receiving party shall advise the disclosing party of its obligation to disclose such confidential information and affords the disclosing party the opportunity to take whatever steps it deems necessary to protect its interests in this regard and provided further that the receiving party obliged to disclose the information as aforesaid will disclose only that portion of the confidential information which it is legally required to disclose and in addition uses its reasonable endeavors to protect the confidentiality of such information to the greatest extent possible in the circumstances;

21.3.5	is disclosed to a third party pursuant to the prior written authorization of the disclosing party;

21.3.6	is received from a third party in circumstances that do not result in the breach of the provisions of this clause 21.

21.4	For the avoidance of doubt, the Company shall not supply any confidential information (including the Information) to Cellpoint (Pty) Limited or any of its subsidiaries, holdings and/or associate companies. Furthermore, the Company shall ensure that no confidential information of any kind leaves the borders of the Republic of South Africa, as constituted from time to time.

22	Year 2000 Compliancy

22.1	The parties warrant that the systems (and in the case of the Company) that specifically the System, software, hardware and/or any other products or services (“systems”) upon which the parties rely on or intend using in order to fulfill their obligations as contained in this Agreement, are Year 2000 Compliant.

22.2	For the purposes of this clause 22, Year 2000 Compliant shall mean the systems shall record and process data which comprises, includes or is referenced by any date before, on or after 1 January 2000 in accordance with the British Standard Institute Document entitled “A Definition of Year 2000 Conformity Requirements Reference Number DISCPD2000 - 1” (“BSI document”) and, in addition, that any date format contained in such system shall be in accordance with the ISO 8601 date format being CCYY MM DD and to the extent that any of the services are not themselves intended to record and process the data then that the System is compatible with those systems that do so record and process data. A copy of the BSI document is incorporated into this Agreement be reference and the Company warrants that it is and shall remain familiar with the BSI document at all times which document shall be subject to change from time to time by the British Standard Institution and where commercially reasonable and practical the Company agrees to comply with such changes.

22.3	For the avoidance of doubt, any failure of the Systems to be Year 2000 Compliant in accordance with this clause shall not constitute an event of force majeure for the purposes of this Agreement.

23	Miscellaneous matters

23.1	Postal address:

23.1.1	any written notice in connection with this Agreement may be addressed:

23.1.1.1	in the case of MTN to:

address:	PO Box 9955
Sandton
2146

telefax:	(011) 301 6455 and 301 8820

and shall be marked for the attention of the Managing Director and the Commercial Legal Manager;

23.1.1.2	in the case of the Company to:

address:	P O Box 12326
Vorna Valley
1685

telefax:	+27 11 805 7495

and shall be marked for the attention of the Managing Director;

23.2	the notice shall be deemed to have been duly given:

23.2.1	7 days after posting, if posted by registered post to the party’s address in terms of this sub-clause;

23.2.2	on delivery, if delivered to the party’s physical address in terms of either this sub-clause or the next sub-clause dealing with service of legal documents;

23.2.3	on dispatch, if sent to the party’s then telefax number and confirmed by registered letter posted no later than the next business day.

23.2.4	a party may change that party’s address for this purpose, by notice in writing to the other party.

23.3	Address for service of legal documents

23.3.1	the parties choose the following physical addresses at which documents in legal proceedings in connection with this Agreement may be served (i.e. their domicilia citandi et executandi);

23.3.1.1	MTN:

3 Alice Lane Sandown Extension 38 Sandton 2146

23.3.1.2	the Company:

Matrix Corner Howick Close Waterfall Park, MIDRAND

and shall be marked for the attention of the Managing Director.

23.3.2	a party may change that party’s address for this purpose to another physical address in the Republic of South Africa, by notice in writing to the other party.

23.4	Alterations

No alterations, consensual cancellation, variation of, or addition hereto shall be of any force or effect unless reduced to writing and signed by the duly authorised representatives of both parties.

23.5	Entire Agreement

This document contains the entire Agreement between the parties regarding the matters contained herein and neither party shall be bound by any undertakings, representations, warranties, promises or the like not recorded herein.

23.6	No indulgences

No indulgence, leniency or extension of time which either party may grant or show to the other shall in any way prejudice the other party or preclude such party from exercising any of its rights in the future.

23.7	Law to apply

This Agreement and all matters or disputes arising therefrom or incidental thereto shall be governed and construed in accordance with the laws of the Republic of South Africa.

23.8	Cession and delegation

23.8.1	The Company shall not, without MTN’s written consent, which consent shall not be unreasonably withheld, be entitled to cede, delegate or sub-License all or any of its rights and/or obligations in terms of this Agreement to any third party. MTN shall not be bound by such prohibition and the Company hereby expressly consents to any such cession and/or delegation of rights and/or obligations by MTN. For the purposes of this 23.8.1, in the event that MTN does not revert with its consent or withholding thereof, within fourteen (14) days of the request, MTN shall be deemed to have given its consent.

23.8.2	In the event of the Company wishing to cede and assign its rights as referred to in 23.8.1 above, the Company shall, no later than sixty (60) days prior to the intended cession and assignment, advise MTN of its request to cede and assign and call upon MTN to advise the Company in writing whether it agrees to such cession and/or assignment.

23.9	Severability

Any provision in this Agreement which is or may become illegal, invalid or unenforceable shall be treated pro non scripto and served from the balance of the Agreement without invalidating the remaining provisions of this Agreement or affecting the validity of enforceability of such remaining provisions.

23.10	Set-off

Unless otherwise agreed in writing, the Company shall not be entitled to set off any amounts which may be owing to the Company by MTN from whatsoever cause arising, against any amounts owing by the Company to MTN. Notwithstanding the aforegoing MTN shall enjoy such right of set-off.

23.11	Supercession of previous Agreements

Upon its execution, this Agreement shall supercede any prior Agreements whether oral or written, entered into between the MTN and/or MTN and the Company in relation to the subject matter of this Agreement. Accordingly, as from the Effective Date, all transactions, procedures and obligations of the parties shall hence forth be governed by the terms and conditions of this Agreement. The provisions of this clause shall not apply to the Site and Services Agreement concluded by the parties in relation to the provision by MTN to the Company of certain space in its Doornfontein switch site for the purposes of housing certain Equipment belonging to the Company.

SIGNED AT                      ON THE      DAY OF              2001

As Witnesses:

1.

Full Name:	Geraldine [Illegible]
2.

for: MTN
Full Name:	JB [Illegible]	(who warrants that he is duly authorised to sign)

Full Names:

Position:

SIGNED AT Midrand ON THE 11th DAY OF October 2001

As Witnesses:

1.

Full Name:	HOWARD GUY SCOTT
2.

for: THE COMPANY
Full Name:	LINDA BERYL MASON	(who warrants that he is duly authorised to sign)

		Full Names:	Stefan Brian Joselowitz

		Position:	Managing Director

Annexures

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ANNEXURE A

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Page i

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Page ii

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Page iii

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Annexure “E”

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ANNEXURE “G”

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AMENDMENT NUMBER TO

PROVISION OF CELLULAR TELEPHONY NETWORKS SERVICES AGREEMENT

Between

MOBILE TELEPHONE NETWORKS (PTY) LTD

(Reg. No. 1993/001436/07)

(“MTN”)

AND

MIX TELEMATICS AFRICA (PROPRIETARY) LIMITED

2004/019797/07

Registration No: 1995/013858/07

(“the Company”)

(jointly referred to as the “Parties”)

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Signed at Midrand on this 30 day of May 2011.

MTN

Full Name

Warranting authority hereto

Capacity:

AS WITNESSES:

1.

2.

Signed at              on this      day of              2011

THE COMPANY
Full Name:	Riette Botha

Warranting authority hereto

Capacity:	MD.

AS WITNESSES:

1.	Corne Fourie

2.	Paul Dell

ADDENDUM

TO

THE PROVISION OF CELLULAR TELEPHONY

NETWORK SERVICES AGREEMENT

by and between

MOBILE TELEPHONE NETWORKS (PROPRIETARY)

LIMITED

(Registration Number 1993/001436/07)

(“MTN”)

and

MIX TELEMATICS AFRICA (PROPRIETARY)

LIMITED

(Registration Number: 2004/019797/07

(“The COMPANY”)

FINAL VERSION FOR SIGNATURE 210912

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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*	Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

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* Material omitted pursuant to a request for confidential treatment and filed separately with the Commission.

SIGNED AT JOHANNESBURG ON THE 11 DAY OF October 2012

WITNESSES:

1.

duly authorised for and on behalf of MTN (PTY) LIMITED

2.	KAREL PIENAAR

Designation: CHIEF EXECUTIVE OFFICER

SIGNED AT Midrand ON THE 18 DAY OF October 2012

WITNESSES:

1.

duly authorised for and on behalf of MIX TELEMATICS AFRICA (PTY) LIMITED

2.	Brendan Horan

Designation: Managing Director